Exhibit 99.1

Build the Impossible Disruptive 3D Metal Printing for Mass Adoption June 23, 2021

Disclaimer This presentation is for informational purposes only and is being provided to interested parties to assist in making their own evaluation with respect to the proposed business combination by JAWS Spitfire Acquisition Corporation (“JAWS Spitfire”) and Velo3D, Inc. (“Velo3D”) (the “Business Combination”). This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate the proposed Business Combination. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment or voting decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by JAWS Spitfire or Velo3D or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the proposed Business Combination and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. JAWS Spitfire and Velo3D disclaim any duty to update the information contained in this presentation. Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. JAWS Spitfire’s and Velo3D’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, JAWS Spitfire’s and Velo3D’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination and the timing of the completion of the proposed Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of JAWS Spitfire’s preliminary proxy statement/prospectus (the “Preliminary Proxy Statement/Prospectus”) related to the proposed Business Combination and included in the registration statement on Form S-4, as amended, filed by JAWS Spitfire on May 13, 2021 with the Securities and Exchange Commission (the “SEC”), and the other documents filed by JAWS Spitfire from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward looking statements. Most of these factors are outside JAWS Spitfire’s and Velo3D’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against JAWS Spitfire or Velo3D following the announcement of the proposed Business Combination; (2) the inability to complete the proposed Business Combination, including due to the inability to concurrently close the Business Combination and the related private placement of common stock or due to failure to obtain approval of the shareholders of JAWS Spitfire; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the proposed Business Combination; (4) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (5) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (6) costs related to the proposed Business Combination; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks and uncertainties indicated from time to time described in the Preliminary Proxy Statement/Prospectus, including those under “Risk Factors” therein, and in JAWS Spitfire’s other filings with the SEC. JAWS Spitfire and Velo3D caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither JAWS Spitfire nor Velo3D undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. | Confidential & Proprietary 2

Disclaimer Industry and Market Data In this presentation, JAWS Spitfire and Velo3D rely on and refer to publicly available information and statistics regarding market participants in the sectors in which Velo3D competes and other industry data. Any comparison of Velo3D to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to Velo3D. Velo3D obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While Velo3D believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither Velo3D nor JAWS Spitfire has independently verified the information provided by the third-party sources. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but JAWS Spitfire and Velo3D will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights Financial and Other Information The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of Velo3D for the periods presented. An limited review of Velo3D’s financial statements for the three months ended March 31, 2021 and 2020 and as of March 31, 2021 is in process. Accordingly, such financial information and data may not be included in, may be adjusted in or may be presented differently in the Preliminary Proxy Statement/Prospectus. Velo3D has not yet completed its closing procedures for the three months ended March 31, 2021. This presentation contains certain estimated preliminary financial results and key operating metrics for the three months ended March 31, 2021. This information is preliminary and subject to change. As such, Velo3D’s actual results may differ from the estimated preliminary results presented here and will not be finalized until Velo3D completes its quarter-end accounting procedures. This presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as EBITDA and EBITDA Margin. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Velo3D believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Velo3D. Velo3D’s management uses forward-looking non-GAAP measures to evaluate Velo3D’s projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in Velo3D’s financial measures. In addition, other companies may calculate non- GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Velo3D’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Use of Projections This presentation also contains certain operating and financial forecasts, including, without limitation, projected revenue, gross profit, gross profit margin, operating expenses, EBITDA and EBITDA margin. Neither JAWS Spitfire’s nor Velo3D’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective operating and financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective operating and financial information. Projections are inherently uncertain due to a number of factors outside of JAWS Spitfire’s or Velo3D’s control. While all operating and financial projections, estimates and targets are necessarily speculative, JAWS Spitfire and Velo3D believe that the preparation of prospective operating financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the proposed Business Combination or that actual results will not differ materially from those presented in the prospective operating and financial information. Inclusion of the prospective operating and financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective operating financial information will be achieved. See “Forward-Looking Statements” above. | Confidential & Proprietary 3

Disclaimer Participation in Solicitation JAWS Spitfire and Velo3D and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of JAWS Spitfire’s shareholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Business Combination of JAWS Spitfire’s directors and officers in JAWS Spitfire’s filings with the SEC, including the Preliminary Proxy Statement/Prospectus included in the registration statement on Form S-4, as amended, , which was originally filed with the SEC on May 13, 2021. To the extent that holdings of JAWS Spitfire’s securities have changed from the amounts reported in the Preliminary Proxy Statement/Prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to JAWS Spitfire’s shareholders in connection with the proposed Business Combination is set forth in the Preliminary Proxy Statement/Prospectus. Investors and security holders of JAWS Spitfire and Velo3D are urged to read the Preliminary Proxy Statement/Prospectus, JAWS Spitfire’s Definitive Proxy Statement/Prospectus, when it becomes available, and other relevant documents filed with the SEC carefully and in their entirety because they contain important information about the proposed Business Combination. Investors and security holders are able to obtain free copies of the Preliminary Proxy Statement/Prospectus and other documents containing important information about JAWS Spitfire and Velo3D through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by JAWS Spitfire can be obtained free of charge by directing a written request to JAWS Spitfire Acquisition Corporation, 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139 | Confidential & Proprietary 4

Agenda Introduction: Benny Buller, CEO Technology & Product: Dr. Greg Brown, VP of Technology Market Dynamics: Benny Buller, CEO Sales Growth Strategy: Dr. Zach Murphree, VP of Sales Financials: Bill McCombe, CFO Q&A: All

JAWS Spitfire Overview 6 JAWS Spitfire team brings an exceptional track record of investing and growing multi-billion dollar platforms in the public markets across a wide industry spectrum JAWS SPITFIRE WORLD- CLASS CAPABILITIES Proven stewards of investor capital with deep public market expertise Demonstrated success both investing in and operating businesses across a variety of industries Extensive experience accessing capital markets across various business cycles Close relationship and strong credibility with critical investor base $345M equity capital raised in December 2020, via a listing in the NYSE ü ü ü ü ü JAWS SPITFIRE LEADERSHIP Barry Sternlicht CHAIRMAN • Created several multi-billion dollar public companies • Built long-term shareholder value through buy-and-build M&A platforms • Served on Brown University’s endowment investment committee Matt Walters CEO & DIRECTOR • Directs private investment strategy with a particular focus on technology and related sectors • Investment professional at L Catterton, a global private equity fund, prior to JAWS • B.A. from the University of Virginia and an M.S. in Finance from Fairfield University

# JAWS Spitfire VELO$^{3D}$ Investment Thesis

1 **Exceptional management team**
Highly-experienced team led by CEO Benny Buller and prior public company CFO Bill McCombe

2 **Differentiated additive manufacturing technology platform**
Leading full-stack AM solution producing high value-add, mission critical components for customers with a high cost of failure

3 **Poised to disrupt and take even greater share in the $100bn+ high value metal parts market**
VELO$^{3D}$'s revolutionary Sapphire XC platform opens the aperture to deliver 5x larger parts and 65%+ lower costs

4 **Category creator**
VELO$^{3D}$ delivers parts that are out of reach for other AM suppliers and at higher performance, quicker and at lower costs than legacy producers, creating a large "Blue Ocean" in the market

5 **Strongest IP portfolio in metal AM**
48 patents across systems, methods, and composition of matter

6 **Strong growth and cash flow profile**
VELO$^{3D}$ is already gross margin profitable with an asset-light business model that can rapidly scale to meet customer demand

7 **Blue-chip customers and investors**
Headlined by SpaceX, a customer and strategic investor, as well as multiple Fortune 500 companies and top-tier investors

7

VELO 3D

Presenters Today 8 CEO Benny Buller Technology unit of Israeli Intelligence National Security Award at age 29 VP SALES Dr. Zach Murphree Product, Engineering, Sales Sapphire® Head of Product VP TECHNOLOGY Dr. Greg Brown Led development of VELO3D technology from inception CFO Bill McCombe Chief Financial Officer, Maxar Chief Financial Officer, HZO

Introduction Benny Buller, CEO June 23 2021

Metal Additive Manufacturing (AM): High Interest but Low Adoption 11 PROMISE Consolidate complex assemblies containing dozens of parts into one Higher performance products, 10x shorter lead time, 2x lower cost REALITY of 1st GENERATION AM Can’t produce required designs Performance degradation Too hard to implement VELO3D was founded to allow customers to get the parts they really need, without compromise.

VELO3D Cracked the Code of Metal AM 12 Highly differentiated technology enabling production of holy-grail parts behind pursuit of AM Selling full-stack >$1M and ARR production solution Unleashing AM adoption in $100B high value production market Deep technology moat: 6 years, $150M of development, protected by 48 granted patents

Building the Impossible: Raptor engine a breakthrough in rocket engine technology VELO3D technology critical for SpaceX’s most efficient and challenging engine Powering breakthrough of Super- Heavy and Starship launch costs 13 1 System 22 Systems in 3 Years SpaceX VELO3D Investor

Technology and Product Dr. Greg Brown VP of Technology June 23 2021

VELO3D Game-changing SupportFree Technology VELO3D technology can produce any design, even those with most complex internal geometries 15 This generally prevents the production of parts with complex internal geometries Incumbent commodity AM requires supports that can be internal and inaccessible

What Is Powder Bed Fusion (PBF)? 16 85% OF METAL AM MARKET Piston steps down Recoating of powder Laser melting of powder leaves small solid Significant powder remains

What are Supports? 17 The desired outcome Outcome when produced without supports Supports added as anchors to prevent part destruction in build Outcome, as desired INCUMBENT COMMODITY AM VELO3D

Breakthrough is Enabled by Full-Stack Solution 18 UNDERLYING MANUFACTURING PROCESS Sapphire® Metal AM Family of Printers Flow™ Print Preparation SW Assure™ Quality Validation

19 | Confidential & Proprietary Flow™ identifies different features Each feature is assigned a pre-developed recipe Recipes overcome feature specific failure mechanisms Library of dozens of recipes, continuously growing Software built with flexibility to define and identify new features SupportFree is Powered by Unique Software and Process

20 | Confidential & Proprietary Unique Hardware Architecture Enabling SupportFree Process Novel sub-systems enabling library of unique recipes Non-contact recoater Laser controller Process metrologies Dispensed Powder forming thick powder overcoat Powder is shaved > 500 microns above build plane Powder vacuumed leaving 50-micron layer EXAMPLE – NON- CONTACT RECOATER:

Live Demo of Flow/Assure

# Why VELO3D Will Unleash Explosive Market Growth

| | | VELO3D | Commodity Incumbents* (EOS, GE Additive, Renishaw, SLM Solutions, Trumpf, 3D Systems) | Recent Metal AM SPACs (Desktop Metal, Markforged) |
|---|---|---|---|---|
| | Technology | SupportFree Powder Bed Fusion | Powder Bed Fusion | Binder Jetting or Metal filled FDM |
| Key to unleashing adoption | Reproduce legacy parts without redesign | ✓ | ✗ | ✗ |
| | Produce optimal designs without performance degradation | ✓ | ✗ | ✗ |
| | Print large (>100mm) multi-component assemblies with high density (>99%) | ✓ | ✓ | ✗ |

* Current high value AM marketshare: GE 24%, EOS 19%, SLM 12%, Renishaw 9%, Trumpf 7%, 3D Systems 4%, Velo3D 3%

22
VELO3D

23 “VELO3D is at least 5 years ahead of any competition” – HEAD OF AM,

Technology Protected by Deep IP Moat 24 48 granted patents covering systems, methods and composition of matter Multi-layer IP protection approach makes infringement extremely risky 1. Direct injunction against system sellers 2. Injunction against system users using method patents 3. Injunction against produced parts trade using composition of matter patents STRONGEST IP PORTFOLIO IN METAL AM * * Patent report in Metal 3D printing, SmarTech 2019

# VELO3D Product Portfolio

## ONE SOFTWARE AND PROCESS PLATFORM…



**Flow™:** Print Preparation SW



**Assure™:** Quality Validation Software

## DRIVING ALL PRINTERS…



**Sapphire®**
**Shipping Now**
Base Printer
ø315mm x 400mm
2 x 1kW Laser

**Sapphire® 1MZ**
**Shipping now**
For Tall Parts up to 1M
ø315mm x 1,000mm
2 x 1kW Laser

**Sapphire® XC**
**Ships Q4'21**
Production and Parts Volume Scale
ø600mm x 550mm
8 x 1kW Laser
3x lower parts cost
5x larger parts volume

## ON ALL MATERIALS

**Nickel:**

- Inconel ® 718
- Inconel ® 625
- Hastelloy ® | C22
- Hastelloy® | X
- 2 Proprietary alloys

**Titanium:**

- Ti64 Grade 23
- Ti64 Grade 5

**Aluminum:**

- F357
- Scalmalloy ®

**Copper:**

- GR-COP 42

25

26

Market Dynamics Benny Buller, CEO June 23 2021

Dramatically Accelerating Growth of High Value Metal AM Market 28 Our disruptive technology grows High Value Metal AM TAM We believe VELO3D will enable and alone serve $20B of 2030 market 2030 2019 $180B High value metal parts market $101B High value metal parts market 5% CAGR High value metal AM market $35B High value Metal AM market $2B 30% CAGR Metal Machining Market, Technavio 2020 Global Investment Casting Market, Grand View Research, 2020 Metal Forging Market, Market Research Future 2020 Global Braze Alloys Market – Maximize Market Research 2020)

$85B $88B $92B $96B 2015 2016 2017 2018 2019 $100B High Value Metal Parts Direct Market with 5% CAGR 29 $101B Medical Transport Energy Industrial Power Aerospace Fragmented market Largest players: PCC < 10% and Howmet < 5% global market share Metal Machining Market, Technavio 2020 Global Investment Casting Market, Grand View Research, 2020 Metal Forging Market, Market Research Future 2020 Global Braze Alloys Market – Maximize Market Research 2020)

High Value Parts Are Ideal for AM Disruption 30 Complex products with many internal parts that are hard to machine: Jet engines Fuel delivery systems Heat exchangers … and many more AM enables Differentiation for which manufacturers will pay a premium Enables shorter lead time Cost competitive with incumbent technologies

SPACE AVIATION / DEFENSE ENERGY OTHER Solving Big Challenges for a Diverse Customer Base: Space, Aviation, Energy + 31 LEADING JET ENGINE MANUFACTURER EACH SEGMENT CONTRIBUTES BETWEEN 15- 35% OF 2020 REVENUE1

Honeywell’s $400M Supply Chain Problem Challenging sourcing of legacy parts (low volume, high mix/value) After a decade <5% producible by commodity AM 32 PROBLEM SOLUTION Parts printable with VELO3D VELO3D qualification completion: Q2’21 $150M+ annual business opportunity for VELO3D

Energy Supplier $50M Lead Time Problem $6B flow control company – thousands of low volume, high value parts – 1 yr lead time Production disruptions to its Energy customers 33 PROBLEM SOLUTION AM enables spares on demand – only VELO3D can produce geometry Digital inventory is a $500M+ Annual VELO3D opportunity in Energy sector[1] (1) Based on management estimates of future demand and market dynamics.

Jet Engine Manufacturer Development Problem Consolidating >100 engine parts to one with AM 3 years with commodity AM development, >25% power loss to baseline 34 PROBLEM SOLUTION VELO3D eliminates power loss while reducing cost by 50% and lead time by 90% Annual VELO3D Opportunity with this customer is $100M+

35

Sales Growth Strategy Dr. Zach Murphree, VP of Sales June 23 2021

Commercial Goals Through 2023 - Revenue 37 Revenue plan from Management Presentation. Majority Booked or Preordered

Plan Coverage for 2021 Need to ship 24 units to meet plan 38 There is no guarantee that any opportunities in contracting, validation, or Qualification will lead to shipped units.

Commercial Goals Through 2023 - Customers 39 2020A 2021 2022 2023 NUMBER OF BOOKING CUSTOMERS EMEA APAC USA 13 28 52 88 Number of customers by bookings from Management Presentation.

Progress Toward 2021 New Customers Target in Plan 40 There is no guarantee that opportunities in contracting, validation, or Qualification will lead to new customers.

Progress Toward 2022 New Customers Target in Plan 41 There is no guarantee that pre-orders or opportunities in contracting, validation, or Qualification will lead to new customers.

Global Sales Plan for EOY 2021 | Confidential & Proprietary 42 7 Direct Sales Executives 4 Technical Sales Engineers 1 Reseller – GoEngineer Americas Direct+ 4 Direct Sales Executives 1 Technical Sales Engineer Rest – Regional Agents EMEA Direct+ 1 Channel Manager TNSC – Japan Avaco – Korea DKSH – Singapore Rest – Regional Agents APAC 100% Channel

Recent and Planned Growth of Commercial Team 43 EOY '20 Current EOY '21 COMMERCIAL TEAM GROWTH 2021 US EMEA APAC Marketing 20 12 39

Financial Overview Bill McCombe CFO June 23 2021

Transaction Enables Quick Transition from Pure Sale to Recurring Revenue Model $1,750K Sale $120K Annual service >50% GM 45 PURE SALE $810K Sale $350K* Estimated ARR >80% ARR GM RECURRING REVENUE MODEL * $60K annual service, $50/hour royalties, 5,800 hours per year

Demonstrated High Margin Unit Economics 46 0% 10% 20% 30% 40% 50% 60% 70% 80% $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 $2,400 Y0 Y1 Y2 Y3 Y4 Y5 Y6 Y7 0% 10% 20% 30% 40% 50% 60% 70% 80% $- $300 $600 $900 $1,200 $1,500 $1,800 $2,100 $2,400 Y0 Y1 Y2 Y3 Y4 Y5 Y6 Y7 Recurring Revenue Model Pure Sale Revenue & Gross Profit ($000s) Cumulative Gross Margin (%) Revenue & Gross Profit ($000s) Cumulative Gross Margin (%) Annual Revenue Annual Gross Profit Cumulative Gross Margin Lifetime Revenue: $3,216 Lifetime Profit: $2,046 Lifetime Revenue: $2,369 Lifetime Profit: $1,199

0 200 400 600 2019 2020 2021 2022 2023 2024 2025 2026 Capex vs. Revenue Capex Revenue Asset Light Business 47 80% of production is performed by contract manufacturers In-house operations limited to final assembly and test Easily scalable manufacturing Average capex 3% of revenue $M 1000 A A

Majority Booked or preordered 2018A 2019A 2020A 2021 2022 2023 2024 2025 2026 ARR Revenue Forecast with Commercial Evolution 48 $2 $15 $19 $26 $89 $162 $296 $546 $937 Launch Market Seeding Broad Commercialization $M

Revenue Drivers: Customers 49 2018A 2019A 2020A 2021 2022 50% XC3 2022 27% XC4 New Customers1 1 2 5 15 24 24 Total Customers 1 1 3 8 23 47 47 Shipments to Existing Customers - 7 4 7 24 38 Shipments to New Customers 1 2 9 17 24 24 Total Shipments 1 9 13 24 48 62 Average Existing Customers’ Purchases2 - 7.0 1.3 0.9 1.0 1.7 1. Based on shipments 2. Average number of units purchased by each existing customer at end of last year (by shipments) 3. 50% of units shipped are Sapphire XC, remainder are Sapphire or Sapphire 1MZ 4. 27% of units shipped are Sapphire XC, remainder are Sapphire or Sapphire 1MZ Long term Average Existing Customers Purchases is subject to uncertainty.

Revenue Drivers: Customers 50 2018A 2019A 2020A 2021 2022 50% XC3 2022 27% XC4 New Customers1 1 2 5 15 24 24 Total Customers 1 1 3 8 23 47 47 Shipments to Existing Customers - 7 4 7 24 38 Shipments to New Customers 1 2 9 17 24 24 Total Shipments 1 9 13 24 48 62 Average Existing Customers’ Purchases2 - 7.0 1.3 0.9 1.0 1.7 1. Based on shipments 2. Average number of units purchased by each existing customer at end of last year (by shipments) 3. 50% of units shipped are Sapphire XC, remainder are Sapphire or Sapphire 1MZ 4. 27% of units shipped are Sapphire XC, remainder are Sapphire or Sapphire 1MZ Long term Average Existing Customers Purchases is subject to uncertainty. Expect Long term Average Existing Customers Purchases to converge to 1.1-1.5

Revenue Build Up | Confidential & Proprietary 51 2018A 2019A 2020A 2021 2022 50% XC 2022 27% XC Revenue at year of sale1 $2 $15 $17 $23 $78 $78 Recurring Revenue2 $0 $1 $2 $3 $11 $11 Total Revenue $2 $15 $19 $26 $89 $89 Total Units Shipments 1 9 13 24 48 62 Year End Units Operating 1 10 23 47 95 109 Year of Sale ASP1 $1.7 $1.6 $1.3 $1.0 $1.6 $1.3 Average ARR2 NM NM $0.17 $0.15 $0.24 $0.24 1. Revenue from all units shipped within calendar year: Revenue from 3D printer sales and year 1 revenue from ARR transactions 2. Revenue from all units shipped in prior years: Revenue from support services and prior year ARR transactions 3. Year of Sale revenue/total shipments (sales +ARR) 4. Recurring revenue/Operating systems at end of prior year Expect Year of Sale ASP to be relatively constant Average ARR to to increase over the next few years Expectations ASP and ARR are not guaranteed.

Reiterating 2021 Full Year Guidance | Confidential & Proprietary 52 2020A Q1A Q2 Est 1H Est 2021 Est Bookings1 20 6 43 10 24 New Customers2 6 3 54 8 15 Total Shipments 14 4 65 10 24 Total Revenue $19 $1 $7 $8 $26 1 Included 10 SpaceX Sapphire XC orders 2 By shipments 3 Booked 4 units in Q2’21 to date 4 Shipped to 4 new customers in Q2’21 to date 5 Shipped 5 units in Q2’21 to date

Even Stronger Confidence in 2022 Revenue 53 Sapphire XC Highlights • Sapphire XC Bookings and pre-orders increased from $47.5M at 1/31 to $81M at 3/31 • Development milestones on track • Expect to print first parts in July • Leasing new 80,000 sq ft facility to expand production

Fast Revenue Growth and Strong Margins 54 2018A 2019A 2020A 2021 2022 2023 2024 2025 2026 Total Reven ue 2 15 19 26 89 162 296 546 937 % Growth 702% 21% 41% 237% 82% 83% 85% 72% Cost of Goods sold 2 10 12 14 59 86 152 264 447 Gross Profit 0 5 6 12 30 76 144 282 490 % Gross Margin 9% 33% 34% 46% 34% 47% 49% 52% 52% Operating Expenses3 R&D 21 15 14 21 29 38 49 64 84 SG&A 14 15 13 22 32 42 57 76 101 EBITDA3 -35 -22 -19 -28 -27 1 44 151 318 % EBITDA Margins (NM) (NM) -99% -91% -30% 1% 15% 28% 34% 1. As reported. Historical financial results have not been audited or reviewed 2. Percent calculation excludes non-recurring inventory adjustments 3. Does not include share-based compensation expense and changes in fair value of warrant liabilities (NM) = Non Meaningful

Closing Remarks

Complete Team Ready to Scale to Next Level 56 CEO Benny Buller CFO Bill McCombe VP SALES Dr. Zach Murphree CMO Renette Youssef VP ENGINEERING Alex Varlahanov VP SERVICES Chris Trout VP OPERATIONS Chris Brozek VP TECHNOLOGY Dr. Greg Brown VP, GLOBAL BD John Murray

World Class Board and Investors 57 Stefan Krause CFO BMW Chairman Rolls Royce Executive Board Deutsche Bank CEO Canoo Carl Bass VELO3D Chairman CEO Autodesk TOP TIER FINANCIAL INVESTORS INDEPENDENT BOARD MEMBERS STRATEGIC INVESTORS

Q&A

Appendix

Transaction Overview | Confidential & Proprietary 60 • VELO3D to merge with JAWS Spitfire at a pro forma enterprise value of $1.6B (3x ’25E revenue) • 100% primary proceeds; with existing owners maintaining 72% pro forma ownership (3) • 20.9M earnout shares to sellers with 50% earned at $12.50 and 50% earned at $15.00(4) Existing Shareholders 71.9% SPFR 16.5% PIPE 7.4% SPAC Sponsor 4.1% (1) Assumes no redemptions. Includes 150.0M rollover shares to existing shareholders, 34.5M shares to SPFR, 15.5M shares to PIPE investors and 8.6M shares to SPAC sponsor. Excludes 20.9M earn out shares (struck at $12.50 and $15.00). Excludes 8.6M public warrants and 4.5M private placement warrants struck at $11.50. (2) Calculated using balance sheet data as of December 31, 2020 including cash of $15.5M, debt of $8.7M and primary proceeds of $465.0M. (3) Approximately 3% of the pro forma ownership interests held by current investors may be reallocated to new or existing investors prior to the transaction closing. (4) Based on 10% of pro forma equity. Illustrative Cash Sources & Uses ($M) Transaction Sources Transaction Uses SPFR cash in trust $345 Primary proceeds $465 PIPE investment $155 Fees and expenses $35 Total cash sources $500 Total cash uses $500 Pro Forma Ownership (%) Pro Forma Valuation Pro forma shares outstanding (M)(1) 208.6 Illustrative share price $10 Pro forma equity value ($M) $2,086 Pro forma cash on balance sheet ($M)(2) ($472) Pro forma enterprise value ($M) $1,614 Pro forma EV / '25E Revenue ($545M) 3.0x Pro Forma Capitalization and Ownership Transaction Summary

Selected Peers 61 ADVANCED MANUFACTURING TECH- ENABLED COMPANIES LEGACY AM Peers in the additive manufacturing space Accelerated growth profile High gross margins High value add manufacturers Overlapping end markets More traditional / established players with lower growth expectation Primarily focused on polymers Legacy technologies, mostly off-patent by now

Comparison to Key AM Peers 62 TECHNOLOGY SupportFree Powder Bed Fusion Binder jetting OTHERS WITH SIMILAR TECHNOLOGY Unique ExOne, HP Digital Metal/Hoganas TAM CREATED BY TECHNOLOGY $20B ?? APPLICATIONS Production of High value parts for Aerospace, Energy and Industrial Mass production of low-cost parts for Consumer and Automotive STRATEGIC CUSTOMER IMPACT Materially superior products that are developed and produced faster and cheaper Shorter lead time and lower cost on non-critical product components 2020 GM %1 +34% -77% [1] Historical financial results have not been audited or reviewed

Selected Peers Operational Benchmarking 63 28% 28% 22% 24% 11% 21% 30% 34% 26% 25% 12% 6% 113% 87% 10% 68% 14% 7% 6% 16% 9% 99% 5% 8% 52% 54% 49% 62% 57% 41% 36% 76% 46% 48% 43% 50% Source: VELO3D projections based on company’s estimates, company filings and FactSet as of 03/15/21. Note: Peers are shown in descending order based on market capitalization. NM denotes “not meaningful” due to multiples skewed by overly depressed EBITDA or EPS estimates. NA denotes “not available” due to limited disclosure on broker estimates. (1) Excludes Legacy AM peers and VELO3D. CY’20A- CY’22E REVENUE CAGR CY’21E GROSS MARGIN CY’21E EBITDA MARGIN Advanced Manufacturing Tec h-Enabled Companies Legacy AM Mean: 45% Median: 41% Mean: 7% Median: 7% Mean: 27% Median: 9% Mean: 56% Median: 56% Mean: 46% Median: 46% Mean: 49% Median: 46% Mean: 21% Median: 23% Mean: 9% Median: 9% Mean: 27% Median: 26% Overall Mean: 35%(1) Overall Median: 16%(1) Overall Mean: 52%(1) Overall Median: 49%(1) Overall Mean: 25%(1) Overall Median: 25%(1) 21-25E 21-25E 21-25E 21-25E 2025E 2025E 2025E 2025E 2025E 2025E 2025E 2025E

Risk Factors | Confidential & Proprietary 64 Risks Related to Velo3D’s Business and the Company following the Business Combination Risks Related to Velo3D’s Financial Position and Need for Additional Capital • Velo3D is an early-stage company with a history of losses. Velo3D has not been profitable historically and may not achieve or maintain profitability in the future. • Velo3D’s financial projections may differ materially from actual results. • Velo3D’s limited operating history and rapid growth makes evaluating its current business and future prospects difficult and may increase the risk of your investment. • Velo3D expects to rely on a limited number of customers for a significant portion of its near-term revenue. • Velo3D may require additional capital to support business growth, and this capital might not be available on acceptable terms, if at all. • Velo3D has invested and expects to continue to invest in research and development efforts that further enhance its products. Such investments may affect Velo3D’s operating results and liquidity, and, if the return on these investments is lower or develops more slowly than Velo3D expects, its revenue and operating results may suffer. Risks Related to Velo3D’s Business and Industry • Velo3D may experience significant delays in the design, production and launch of its additive manufacturing solutions, and may be unable to successfully commercialize products on its planned timelines. • As part of its growth strategy, Velo3D intends to continue to acquire or make investments in other businesses, patents, technologies, products or services. Failure to do so successfully could disrupt Velo3D’s business and have an adverse impact on its financial condition. • Velo3D’s business activities may be disrupted due to the outbreak of the COVID-19 pandemic. • Changes in Velo3D‘s product mix may impact its gross margins and financial performance. • Velo3D’s business model is predicated, in part, on building a customer base that will generate a recurring stream of revenues through the use of its additive manufacturing system and service contracts. If that recurring stream of revenues does not develop as expected, or if its business model changes as the industry evolves, its operating results may be adversely affected. • Defects in Velo3D’s additive manufacturing system or in enhancements to its existing additive manufacturing systems that give rise to part failures for its customers, resulting in product liability or warranty or other claims that could result in material expenses, diversion of management time and attention and damage to Velo3D’s reputation. • The additive manufacturing industry in which Velo3D operates is characterized by rapid technological change, which requires Velo3D to continue to develop new products and innovations to meet constantly evolving customer demands and which could adversely affect market adoption of its products. • The additive manufacturing industry is competitive. Velo3D expects to face increasing competition in many aspects of its business, which could cause its operating results to suffer. • Velo3D’s existing and planned global operations subject the Company to a variety of risks and uncertainties that could adversely affect its business and operating results. Velo3D’s business is subject to risks associated with selling machines and other products in non-United States locations. Velo3D has identified material weaknesses in its internal control over financial reporting, and may identify additional material weaknesses in the future or otherwise fail to maintain effective internal control over financial reporting, which may result in material misstatements of its financial statements or cause the Company to fail to meet its periodic reporting obligations or cause its access to the capital markets to be impaired and have a material adverse effect on its business. Risks Related to Third Parties • Velo3D could be subject to personal injury, property damage, product liability, warranty and other claims involving allegedly defective products that it supplies. • Velo3D may rely heavily on future collaborative and supply chain partners. • If Velo3D’s suppliers become unavailable or inadequate, its customer relationships, results of operations and financial condition may be adversely affected.

Risk Factors Risks Related to Operations • Velo3D operates primarily at a facility in a single location, and any disruption at this facility could adversely affect its business and operating results. • Construction of Velo3D’s planned production facilities may not be completed in the expected timeframe or in a cost-effective manner. Any delays in the construction of its production facilities could severely impact its business, financial condition, results of operations and prospects. • Maintenance, expansion and refurbishment of Velo3D’s facilities, the construction of new facilities and the development and implementation of new manufacturing processes involve significant risks. Risks Related to Compliance Matters • Velo3D is subject to U.S. and other anti-corruption laws, trade controls, economic sanctions and similar laws and regulations. Velo3D’s failure to comply with these laws and regulations could subject the Company to civil, criminal and administrative penalties and harm its reputation. • Velo3D is subject to environmental, health and safety laws and regulations related to its operations and the use of its additive manufacturing systems and consumable materials, which could subject Velo3D to compliance costs and/or potential liability in the event of non compliance. Risks Related to Intellectual Property • Velo3D’s business relies on proprietary information and other intellectual property (“IP”), and its failure to protect its IP rights could harm its competitive advantages with respect to the use, manufacturing, sale or other commercialization of its processes, technologies and products, which may have an adverse effect on its results of operations and financial condition. • Third-party lawsuits and assertions to which Velo3D are subject alleging its infringement of patents, trade secrets or other IP rights may have a significant adverse effect on its financial condition. Risks Related to the Business Combination and JAWS Spitfire • JAWS Spitfire’s Sponsor and JAWS Spitfire’s executive officers and directors have entered into letter agreements with JAWS Spitfire to vote in favor of the Business Combination, regardless of how JAWS Spitfire’s public shareholders vote. • Subsequent to consummation of the Business Combination, JAWS Spitfire may be required to subsequently take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the share price of its securities, which could cause you to lose some or all of your investment. • JAWS Spitfire’s ability to successfully effect the Business Combination and to be successful thereafter will be dependent upon the efforts of key personnel of JAWS Spitfire after giving effect to the consummation of the domestication of JAWS Spitfire as a Delaware corporation and the Business Combination ("New Velo3D"), some of whom may be from JAWS Spitfire and Velo3D, and some of whom may join New Velo3D following the Business Combination. The loss of key personnel or the hiring of ineffective personnel after the Business Combination could negatively impact the operations and profitability of New Velo3D. • The ability of JAWS Spitfire’s shareholders to exercise redemption rights with respect to JAWS Spitfire’s Public Shares may prevent JAWS Spitfire from completing the Business Combination or optimizing its capital structure. • A significant portion of Velo3D’s total outstanding shares are restricted from immediate resale but may be sold into the market in the near future. This could cause the market price of shares of New Velo3D common stock to drop significantly, even if New Velo3D’s business is doing well. • The public stockholders will experience immediate dilution as a consequence of the issuance of shares of New Velo3D common stock as consideration in the Business Combination and in the PIPE Financing. | Confidential & Proprietary 65